Exhibit 99.4

Fly Rebel Fly - And Win: American Rebel Light Beer Makes Winning NFL Regular-Season Debut at Lincoln Financial Field as The Philadelphia Eagles Start The Season 1-0

Wednesday, 16 September 2026 07:45 AM

Topic:

Company Update

Eagles Defeat Washington 24-22 at Lincoln Financial Field as America’s Patriotic Beer™ Joins Fans for Pregame Tailgating and Game-Day Service Near Section 131

American Rebel Light Beer + Lincoln Financial Field + Philadelphia Eagles Football: A Winning Combination Takes Flight

PHILADELPHIA, PA AND NASHVILLE, TN / ACCESS Newswire / September 16, 2026 / American Rebel Holdings, Inc. (OTC PINK:AREB), America’s Patriotic Brand™ and creator of American Rebel Light Beer - America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand Your Ground Beer™ - celebrated a winning Week One in Philadelphia after the Eagles defeated the Washington Commanders 24-22 in their 2026 season opener at Lincoln Financial Field.

AMERICAN
REBEL®
EST
beer
1776
AMERICAN
REBEL
light
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
BORN IN THE USA
Lincoln Financial Field
PHILADELPHIA IS 1-0.
AMERICAN REBEL LIGHT IS 1-0 AT THE LINC.
WINNING TASTES LIKE FREEDOM.

An adult fan raises American Rebel Light Beer from the seats at Lincoln Financial Field as Philadelphia opens the 2026 season with a 24-22 victory.

The victory marked a 1-0 start for Philadelphia - and a milestone for American Rebel Light Beer, which was served during its first regular-season NFL game. Adult fans of legal drinking age found American Rebel Light Beer available inside Lincoln Financial Field near Section 131, while the brand’s game-day presence began outside the stadium with a bold, all-American tailgate.

American Rebel Beverage President Todd Porter joined Eagles fans before kickoff to raise a cold American Rebel Light Beer, celebrate football’s return and get ready for a hard-fought NFC East showdown.

FLY EAGLES FLY. FLY REBEL FLY. WIN REBEL WIN.

AMERICAN REBEL light
EST 1776
GOOD BEER GREAT FANS
BORN IN THE USA TAILGATES EVERYWHERE
Lincoln Financial Field
AMERICAN REBEL light
EST 1776
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA
TAILGATE TRADITIONS TASTE BETTER TOGETHER
SAME FANS BIGGER SEASON
COLD BEER HOT DOGS BIGGER THAN EVER
GAME DAY STARTS HERE
2026 SEASON OPENER
LINCOLN FINANCIAL FIELD
AMERICAN REBEL LIGHT BEER
WITH PHILADELPHIA FOOTBALL FANS.
AMERICAN REBEL beer

American Rebel Light Beer + Philadelphia Eagles fans pregame tailgate outside Lincoln Financial Field.

“Philadelphia Eagles Fans showed up, the Eagles stood their ground, and American Rebel Light Beer was there for the win,” said Todd Porter, President of American Rebel Beverages. “From the pregame tailgate to the seats inside The Linc, fans were raising Rebel Light and bringing the energy. The Eagles are 1-0 - and American Rebel Light Beer is winning right alongside them.”

The Eagles took control of the afternoon with big plays on offense and a final defensive stand, stopping Washington’s late two-point conversion attempt to preserve the 24-22 victory. For American Rebel, the close win made an already historic brand milestone even sweeter.

AMERICAN REBEL LIGHT BEER + THE LINC + PHILADELPHIA EAGLES FOOTBALL. THAT’S A WINNING COMBINATION.

“We have expanded aggressively across Pennsylvania by building a strong distributor network, earning placement in hundreds of active buying accounts and taking our message directly to consumers,” Porter continued. “Pennsylvania has become a powerful market for American Rebel Light Beer, and serving our first regular-season NFL game at Lincoln Financial Field puts an exclamation point on that momentum. American Rebel Light Beer is winning - just like the Eagles.”

FROM THE TAILGATE TO SECTION 131

Before kickoff, Porter met with fans during pregame tailgating near Lincoln Financial Field. The gathering brought together cold beer, football, freedom and the unmistakable energy of one of America’s most passionate fan bases.

Inside the stadium, American Rebel Light Beer was offered for sale near Section 131, giving adult fans of legal drinking age the opportunity to enjoy America’s Patriotic Beer™ while watching Philadelphia open its season with a victory.

American Rebel Light Beer available for purchase inside Lincoln Financial Field near Section 131 during the Philadelphia Eagles 2026 NFL season opener and throughout the season

ONE CITY. ONE OPENING-DAY WIN. ONE BOLD AMERICAN BEER. AMERICAN REBEL LIGHT BEER.

The milestone follows American Rebel’s “FLY REBEL FLY” announcement ahead of the home opener, which connected the Company’s Abraham Lincoln “Be a Rebel” campaign with Lincoln Financial Field and American Rebel Light Beer’s growing momentum across Pennsylvania.

The result? The Eagles won. The fans celebrated. American Rebel Light Beer made its regular-season NFL debut.

Coincidence? Maybe.

A winning combination? Obviously.

STAND TALL. STAND PROUD. BE LOUD. DRINK AMERICAN REBEL LIGHT.

PENNSYLVANIA MOMENTUM KEEPS BUILDING FOR AMERICAN REBEL LIGHT

American Rebel Light Beer has continued to expand its Pennsylvania footprint through established wholesale partners, growing retail and on-premise availability, grassroots consumer engagement, community events and high-visibility venue service.

The Company believes Pennsylvania demonstrates the strength of its Distributor-First strategy: combine committed wholesalers, active retail partners, authentic local activation and major consumer venues to move American Rebel Light Beer from distributor inventory to store shelves, neighborhood establishments and unforgettable game-day moments.

“This is exactly how a brand takes flight,” Porter said. “You build distribution. You support the accounts. You meet consumers where they celebrate. Then you put a cold American Rebel Light Beer in their hands on opening day at The Linc and watch Philadelphia bring home the win. Fly Rebel Fly - and Rebel Up.”

ABOUT AMERICAN REBEL LIGHT BEER

American Rebel Light Beer is the crisp, refreshing, all-American light lager crafted for patriots who love freedom, music, motorsports, tailgates, football and celebrating the American way of life. It is positioned for concerts, race weekends, community events, backyard gatherings and the occasions when Americans come together to celebrate life, liberty and the pursuit of the American Dream.

Anchored by its signature brand statement - “America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand Your Ground Beer™”

American Rebel Light Beer follows a Distributor-First growth strategy that prioritizes relationships with established wholesalers capable of accelerating retail, on-premise and venue availability.

American Rebel Beverages partners with AlcSource as its beverage alcohol facilitator and City Brewing as its contract brewing and co-packing partner, providing an asset-light production and supply platform designed to support continued regional and national expansion.

American Rebel Beverages Distribution and Account Inquiries:

Todd Porter, President, American Rebel Beverages

tporter@americanrebelbeer.com

www.americanrebelbeer.com

AMERICAN REBEL LIGHT BEER. IT TASTES LIKE FREEDOM.

ABOUT AMERICAN REBEL HOLDINGS, INC.

American Rebel Holdings, Inc. (OTC PINK:AREB) is America’s Patriotic Brand™. The Company is a Nevada corporation with its principal executive offices in Nashville, Tennessee, and offers American Rebel Light Beer, safes and security products, branded lifestyle merchandise and related patriotic media and marketing initiatives.

Through American Rebel Light Beer, Champion Safe Company, branded merchandise, live events, music, media appearances and community-based activations, American Rebel is working to expand national brand recognition while strengthening the connection among consumer identity, product demand and long-term shareholder value. Champion Safe supports the Company’s broader mission through high-quality safes and vault doors manufactured in North America with American-made steel.

www.americanrebel.com | www.americanrebelbeer.com | www.championsafe.com

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning expectations, beliefs, estimates, projections, objectives, plans, strategies, anticipated events, trends and future operating or financial performance. Forward-looking statements are not statements of historical fact and are subject to risks, uncertainties, assumptions and other factors that could cause actual results, performance, events or circumstances to differ materially from those expressed or implied by such statements.

Forward-looking statements in this release include, without limitation, statements regarding:

●	the continued availability, service, placement or sale of American Rebel Light Beer at Lincoln Financial Field during future Philadelphia Eagles games, throughout the 2026 football season, or during other sporting, entertainment, concert or special events;
●	the number, location, operating schedule and continued availability of concession points offering American Rebel Light Beer, including availability near Section 131 or at any other location within Lincoln Financial Field;
●	the continuation, expansion, renewal or commercial value of any venue, concessionaire, distributor, wholesaler, retailer, on-premise account, brewing, co-packing, logistics or other third-party relationship;
●	the anticipated marketing, promotional, consumer-engagement, public-relations and brand-building benefits associated with American Rebel Light Beer’s service during a regular-season NFL game;
●	the anticipated benefits of associating American Rebel Light Beer’s brand messaging with professional football, tailgating, Philadelphia sports fans, Lincoln Financial Field, the Company’s Abraham Lincoln “Be a Rebel” campaign or other patriotic marketing initiatives;
●	the Company’s characterization of the September 13, 2026 game as American Rebel Light Beer’s first regular-season NFL game-day service and the significance management attributes to that milestone;
●	the ability of game-day service, tailgating, fan photographs, media coverage, social-media activity, promotional campaigns and consumer interaction to generate awareness, trial, repeat purchases, account reorders, retail sell-through, product demand, revenue, customer loyalty or long-term brand value;
●	continued expansion of American Rebel Light Beer in Pennsylvania, including growth in retail, grocery, convenience, on-premise, entertainment-venue and other account placements;
●	the continued development, effectiveness and scalability of the Company’s Distributor-First strategy;
●	the willingness and ability of existing or prospective distributors, wholesalers, retailers, concessionaires and venue operators to carry, promote, display, reorder and sell American Rebel Light Beer;
●	the Company’s ability to move product from distributor inventory to retail shelves, on-premise establishments, concession locations and consumers;
●	anticipated consumer acceptance of American Rebel Light Beer and the Company’s patriotic brand positioning;
●	the potential for Pennsylvania to serve as a model or blueprint for expansion into additional regional or national markets;
●	the Company’s ability to enter new markets, secure additional distributors, add buying accounts, obtain venue placements and increase product availability;

●	the Company’s ability to maintain sufficient production capacity, inventory, packaging materials and logistical support to satisfy current or anticipated demand;
●	the anticipated benefits, availability and performance of the Company’s relationships with AlcSource, City Brewing and other production, regulatory, distribution, logistics and commercial partners;
●	the ability of the Company’s asset-light production and supply model to support continued regional or national expansion;
●	the anticipated effectiveness of the Company’s marketing slogans, founder-led promotions, consumer activations, live events, digital content and other brand-development efforts;
●	the Company’s ability to expand national brand recognition and strengthen the relationship among consumer identity, product demand, revenue opportunities and long-term shareholder value;
●	future business, marketing, distribution, production, promotional, financing and growth strategies; and
●	any statements regarding expected future sales, consumer demand, revenue opportunities, market penetration, operating performance, commercial momentum, business prospects or shareholder value.

Statements in this release that use expressions such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “seeks,” “targets,” “estimates,” “projects,” “may,” “will,” “should,” “could,” “would,” “continues,” “momentum,” “opportunity,” “potential,” “positioned,” “designed,” “supports,” “expansion,” “growth,” “winning,” “takes flight” and similar words or expressions may identify forward-looking statements. The absence of these words does not mean that a statement is not forward-looking.

The Company’s use of promotional language-including statements that American Rebel Light Beer is “winning,” “taking flight” or part of a “winning combination”-reflects brand messaging and management’s present views concerning the significance of the events described. Such language should not be interpreted as a prediction or guarantee of future sales, revenue, profitability, market share, venue availability, team performance, securities performance or shareholder returns.

Forward-looking statements are based on management’s current expectations, estimates, plans, assumptions and beliefs as of the date of this release. These expectations and assumptions may prove inaccurate. Forward-looking statements are not guarantees of future performance, and readers should not place undue reliance on them.

Actual results may differ materially from those expressed or implied by the forward-looking statements as a result of numerous risks and uncertainties, including, without limitation:

●	decisions by Lincoln Financial Field, concessionaires, food-and-beverage operators, the Philadelphia Eagles, the National Football League, event promoters, distributors, retailers or other third parties concerning product approval, purchasing, placement, pricing, promotion, availability or continued service;
●	limitations on the number, location, hours of operation, inventory levels or visibility of concession locations carrying American Rebel Light Beer;
●	changes in stadium, concession, sponsorship, advertising, licensing, security, alcohol-service or vendor policies;
●	the reduction, relocation, suspension or discontinuation of American Rebel Light Beer service at Lincoln Financial Field or any other venue;
●	postponement, cancellation, relocation or rescheduling of football games, concerts or other events;
●	changes in team, league, venue, promoter, concessionaire or broadcast schedules;
●	changes in attendance, television viewership, fan engagement, consumer traffic or event-day purchasing behavior;
●	the inability of the Company to obtain or maintain necessary approvals, registrations, licenses, permits or regulatory clearances for the production, distribution, promotion or sale of alcoholic beverages;
●	compliance with federal, state and local laws governing alcoholic beverages, advertising, marketing, labeling, tied-house restrictions, product sampling, age verification, taxation and distribution;
●	changes in laws, regulations, tax rates, enforcement policies or industry standards affecting alcoholic-beverage companies;
●	distributor, wholesaler, retailer, venue and concessionaire execution, including ordering decisions, sales priorities, inventory management, merchandising, promotional support, staffing and account-level performance;
●	the ability of distributors and other commercial partners to pay amounts owed, maintain licenses, service accounts and meet contractual or operational obligations;
●	the Company’s dependence on third parties for brewing, co-packing, packaging, warehousing, freight, compliance support and distribution;

●	disruptions, delays or capacity limitations affecting AlcSource, City Brewing or other production, regulatory, packaging, logistics or supply-chain partners;
●	shortages or increased costs of brewing inputs, cans, cartons, labels, packaging materials, energy, labor, transportation or other supplies;
●	production delays, quality-control issues, product defects, recalls, spoilage, contamination, shipping damage or other operational disruptions;
●	the Company’s ability to forecast demand, maintain appropriate inventory levels and avoid shortages, excess inventory, product obsolescence or increased storage costs;
●	consumer preferences, purchasing patterns, brand loyalty and acceptance of the taste, pricing, packaging, positioning and marketing of American Rebel Light Beer;
●	the possibility that consumer interest generated by an event, campaign, photograph, venue placement or media mention will not result in sustained product trial, repeat purchases, retail sell-through, account reorders or revenue;
●	competition from larger, better-capitalized or more established beverage companies with greater distribution reach, retailer influence, marketing resources and venue relationships;
●	competitive pricing, discounting, promotional activity, shelf-space limitations and changes in retailer or distributor priorities;
●	seasonality, weather, regional economic conditions and changes in consumer discretionary spending;
●	inflation, interest rates, freight costs, labor costs, commodity prices and other macroeconomic conditions;
●	reputational risks associated with the Company’s brand positioning, promotional content, political or patriotic messaging, public statements, social-media activity or relationships with third parties;
●	adverse consumer, retailer, distributor, venue, media or investor reactions to the Company’s campaigns or public communications;
●	the Company’s ability to obtain, document and maintain appropriate permissions, releases and rights relating to fan photographs, names, likenesses, event imagery, trademarks, copyrighted material and other promotional content;
●	intellectual-property, trademark, trade-dress, right-of-publicity, false-association or similar claims arising from marketing, promotional or descriptive references to teams, leagues, venues, historical figures or other third parties;
●	the accuracy and completeness of information concerning account placements, product availability, concession locations, consumer engagement, historical milestones and other operational or promotional claims;
●	the Company’s ability to attract, retain and manage distributors, wholesalers, retailers, employees, contractors and other commercial partners;
●	the Company’s ability to manage growth, execute its business plan and allocate financial and managerial resources effectively;
●	the availability and cost of capital, the Company’s liquidity requirements and its ability to finance production, inventory, marketing, distribution and expansion activities;
●	the potential issuance of additional debt or equity securities, which could result in increased leverage, additional obligations or dilution to existing stockholders;
●	volatility, trading liquidity and market conditions affecting the Company’s securities;
●	the possibility that increased brand recognition, account growth, venue placement or consumer engagement may not produce increased revenue, profitability, cash flow or shareholder value;
●	litigation, regulatory inquiries, enforcement proceedings, contractual disputes or other legal matters;
●	cybersecurity, information-technology, payment-processing, data-protection or business-continuity disruptions affecting the Company or its partners;
●	events beyond the Company’s control, including natural disasters, public-health events, labor disruptions, transportation interruptions, civil disturbances and other force-majeure events; and
●	the risks and uncertainties described in the Company’s filings and other public disclosures, including the risk factors contained in its most recent annual and periodic reports and any subsequent filings.

The foregoing list of risks is not exhaustive. New risks and uncertainties may emerge from time to time, and the Company cannot predict all risks or assess the effect of every factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in a forward-looking statement.

There can be no assurance that American Rebel Light Beer will remain available at Lincoln Financial Field throughout the 2026 season; will be offered at every Philadelphia Eagles game, event, concession location or time referenced in this release; will continue to be available near Section 131; or will be offered at future NFL, sporting, concert or entertainment events. There also can be no assurance that any distributor, retailer, venue, concessionaire, brewing, co-packing or other commercial relationship will continue, renew or expand.

There can be no assurance that the game-day service, tailgating activity, fan engagement, Pennsylvania distribution efforts, venue exposure, “Fly Rebel Fly” messaging, Abraham Lincoln “Be a Rebel” campaign or other promotional activities will produce any particular level of consumer awareness, product trial, retail sell-through, account reorders, sales, revenue, profitability, market penetration, brand recognition or shareholder value.

References to Philadelphia’s 1-0 record and American Rebel Light Beer’s first regular-season NFL game-day service describe historical events as of the date stated. They do not constitute a prediction concerning the outcome of future games, the future performance of the Philadelphia Eagles, the future availability or commercial performance of American Rebel Light Beer, or the market performance of American Rebel Holdings, Inc.’s securities.

Forward-looking statements speak only as of the date of this release. American Rebel Holdings, Inc. undertakes no obligation to update, revise or publicly disclose changes to any forward-looking statement to reflect subsequent events, circumstances or new information, except as required by applicable law.

HISTORICAL PORTRAYAL AND CREATIVE CONTENT DISCLAIMER

References in this release to the Abraham Lincoln “Be a Rebel” campaign, “HISTORIC MOMENTS” or related American Rebel promotional content concern creative, entertainment-oriented brand storytelling. Such content may include reenactments, dramatizations, stylized portrayals, fictionalized circumstances and imagined dialogue.

No claim is made that any portrayed event, setting, interaction or statement reflects an actual historical event, quotation or endorsement. Any depiction of Abraham Lincoln does not imply endorsement, authorization, approval, sponsorship or affiliation by Abraham Lincoln, any estate, descendant, historical society, museum, educational institution, governmental body or other organization or person.

THIRD-PARTY NAMES TRADEMARKS AND NO IMPLIED AFFILIATION

References to Lincoln Financial Field, the Philadelphia Eagles, the Washington Commanders, the National Football League, football games, broadcasters, event promoters, concessionaires, distributors, retailers, venues and other third parties are included solely for descriptive and informational purposes.

Unless expressly stated in definitive written documentation, no sponsorship, endorsement, authorization, approval, affiliation, partnership, joint venture, agency, licensing arrangement, promotional relationship or official association with any team, league, broadcaster, venue, concessionaire, athlete, performer or other third party is intended or implied.

The presence, display, availability or sale of American Rebel Light Beer at or near a venue, concession location, tailgate or sporting event does not, by itself, establish an official sponsorship, endorsement, partnership or affiliation with the venue, participating teams, league or event operator.

All third-party trademarks, service marks, trade names, team names, league names, venue names, logos, uniforms, trade dress and other intellectual property are the property of their respective owners. Any photographs or images included with this release should be used only after confirming the Company possesses all necessary permissions, releases and rights relating to the image, photographer, location and identifiable persons.

American Rebel Light Beer is intended only for adults 21 years of age and older. Please enjoy responsibly.

CONTACT INFORMATION

Investor Relations and Media:

American Rebel Holdings, Inc.

info@americanrebel.com

American Rebel Beverages Distribution and Account Inquiries:

Todd Porter, President, American Rebel Beverages

tporter@americanrebelbeer.com

SOURCE: American Rebel Holdings, Inc.